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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 16, 2001 (May 15, 2001)

                        Raindance Communications, Inc.
            (Exact name of registrant as specified in its charter)
                     formerly, Evoke Communications, Inc.

                                   Delaware
                           (State of Incorporation)


              000-31045                               84-1407805
       (Commission File Number)           (IRS Employer Identification No.)


                1157 Century Drive, Louisville, Colorado 80027
             (Address of principal executive offices and Zip Code)


                                (800) 878-7326
             (Registrant's telephone number, including area code)


                          Evoke Communications, Inc.
                                 (Former Name)
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Item 5.  Other Events

Raindance Communications, Inc., a Delaware corporation (the "Company"), issued a press release on May 15, 2001, stating that it changed its name from Evoke Communications, Inc. to Raindance Communications, Inc. effective May 15, 2001. That press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company will trade on the Nasdaq National Market under the symbol "RNDC" beginning on May 17, 2001.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

99.1  Press release dated May 15, 2001


                                      2.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 16, 2000

                                 RAINDANCE COMMUNICATIONS, INC.

                                 By: /s/ Paul A. Berberian
                                    -------------------------------------------
                                 Paul A. Berberian
                                 Its: President and Chief Executive Officer


                                      3.
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                               INDEX TO EXHIBITS


Exhibit
Number           Description of Document
--------------   --------------------------------------------------------------

   99.1          Press release dated May 15, 2001


                                      4.